AMENDMENT TO LICENSE AGREEMENT



          AMENDMENT, dated as of February 15, 1995, (this
"Amendment") to License Agreement, dated as of May 1, 1994, by and between The University of Pittsburgh - of the Commonwealth System of Higher Education (the "University") and Merlin Pharmaceutical
Corporation, a Delaware corporation ("Licensee").

                      W I T N E S S E T H :

          WHEREAS, the University and the Licensee are parties to a License Agreement made and entered into May 1, 1994 (the "License
Agreement") by and between the University and Licensee;

          WHEREAS, certain amounts payable by the Licensee pursuant to the License Agreement are due and owing; and

          WHEREAS, the Licensee and, subject to payment by the Licensee of the amounts due and owing under the License Agreement, the University wish to amend the License Agreement upon the terms and subject to the conditions set forth herein.

          NOW THEREFORE, in consideration of the premises and the covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. (a) Section 1.4 of the License Agreement shall be amended by deleting the text thereof in its entirety and inserting in lieu thereof the following text:

          1.4 PATENT RIGHTS shall mean UNIVERSITY intellectual property described below:

                    (a)  the United States and foreign patents
and/or patent applications and/or invention disclosures listed in Exhibit A;

                    (b) United States and foreign patents issued from the applications or with respect to the invention disclosures listed in Exhibit A and from divisionals and continuations of these applications or invention disclosures;

                    (c) claims of U.S. and foreign continuation-in-part applications, and of the resulting patents, which are directed to subject matter specifically described in the U.S. and foreign applications or with respect to the invention disclosures listed in Exhibit A;

                    (d) claims of all foreign patent applications and of the resulting patents, which are directed


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

to subject matter specifically described in the United States patents and/or patent applications and/or invention disclosures described in (a), (b) or (c) above.

               (b) Exhibit A of the License Agreement shall be amended by deleting it in its entirety and inserting in lieu thereof Exhibit A attached hereto.

          2. This Amendment shall become effective on the date (the "Effective Date") when the later of the following shall have occurred: (a) [*] and (b) counterparts hereof shall have been executed and delivered by the University and Licensee. From and after the Effective Date, all references in the License Agreement to the License Agreement shall be deemed to be references to such License Agreement as amended hereby.

          3. Capitalized terms used in this Amendment and defined in the introductory paragraph or recitals of this Amendment shall have the respective meanings provided therein. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the respective meanings provided in the License Agreement.

          4. This Amendment shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.


                               -2-


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              UNIVERSITY OF PITTSBURGH - OF THE
                              COMMONWEALTH SYSTEM OF HIGHER
                              EDUCATION

                              BEN J. TUCHI

                              By___________________________________
                                 Ben J. Tuchi, Ph.D.
                                 Senior Vice Chancellor, Business &
                                 Finance


                              MERLIN PHARMACEUTICAL CORPORATION

                              DAVID W. CARTER

                              By___________________________________
                                 David W. Carter
                                 Chairman of the Board and Chief
                                 Executive Officer


                               -3-


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

                            EXHIBIT A


1.   [*]

2.   [*]

3.   [*]


                               A-1


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.